8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Date of Report (Date of earliest event reported): October 8, 2002

Commission file Number: 000-32085

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	36-4392754
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

2401 Commerce Drive
Libertyville, Illinois 60048
(Address of Principal Executive Offices and Zip Code)

(847) 680-3515
(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events.

     On October 8, 2002, the registrant hired a new Chief Financial Officer as described in the press release issued by the registrant on October 9, 2002 and filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

     99.1    Press Release issued October 9, 2002.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                         ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

                        By:      /s/ Lee Shapiro
                                      Lee Shapiro
                                      President

Date: October 9, 2002

S-1

INDEX TO EXHIBITS

Exhibit

Number      Description

99.1            Press Release issued October 9, 2002

E-1